Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-QSB of Southern Connecticut Bancorp, Inc. (“Bancorp”), I, Michael M. Ciaburri, acting as a principal executive officer of  Bancorp and of Bancorp’s wholly-owned subsidiary, The Bank of Southern Connecticut, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of Bancorp as of September 30, 2007.

Date: November 9, 2007	By: /s/ MICHAEL M. CIABURRI Michael M. Ciaburri President & Chief Executive Officer